Exhibit 10.1

EIGHTH AMENDMENT
TO LIMITED FORBEARANCE AGREEMENT

EIGHTH AMENDMENT TO LIMITED FORBEARANCE AGREEMENT (this “Amendment”), dated as of October 15, 2019 (the “Amendment Effective Date”), to the Limited Forbearance Agreement, dated as of May 9, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Forbearance Agreement”), among APPROACH RESOURCES INC., a Delaware corporation, as the Borrower (the “Borrower”), each Guarantor (as such term is defined in the Credit Agreement referenced below) (the Borrower, together with each Guarantor, collectively, the “Credit Parties”), the lenders party to this Amendment (collectively, the “Consenting Lenders”), the Issuing Bank and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for itself and the other Secured Parties (in such capacity, the “Administrative Agent”).

WHEREAS, the Credit Parties, the Administrative Agent and the financial institutions named therein as lenders (the “Lenders”) are parties to that certain Amended and Restated Credit Agreement, dated as of May 7, 2014 (as heretofore amended, restated, amended and restated, or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders agreed to make Loans and provide certain other financial accommodations to the Borrower;

WHEREAS, the Credit Parties have requested that the Administrative Agent and the Lenders amend the Forbearance Agreement as set forth herein; and

WHEREAS, the Administrative Agent and the Consenting Lenders, which constitute at least the Majority Lenders, are willing to amend the Forbearance Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions.  All terms used herein that are defined in the Forbearance Agreement and not otherwise defined herein shall have the meanings assigned to them in the Forbearance Agreement.

2.Amendment to Forbearance Agreement.  The Forbearance Agreement is hereby amended by replacing the date “October 15, 2019” contained in the definition of “Forbearance Termination Date” set forth in Section 1 of the Forbearance Agreement with “October 21, 2019”.

3.Condition to Effectiveness.  This Amendment shall become effective upon receipt by the Administrative Agent of counterparts to this Amendment duly executed by the Administrative Agent, the Credit Parties, the Issuing Bank and Lenders constituting Majority Lenders.

4.Amendment.  The provisions of this Amendment may be amended or waived only by an instrument in writing signed by the Credit Parties, the Administrative Agent and the Majority Lenders.

5.Lender Direction.  Each Consenting Lender hereby directs and authorizes the Administrative Agent to enter into this Amendment.

6.NO CLAIMS; RELEASE; COVENANT NOT TO SUE.  EACH CREDIT PARTY (IN ITS OWN RIGHT AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS AND ASSIGNS) HEREBY EXPRESSLY AND UNCONDITIONALLY ACKNOWLEDGES AND AGREES THAT, AS OF THE DATE HEREOF, IT HAS NO SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, DEFENSES, CLAIMS, CAUSES OF ACTION, ACTIONS OR DAMAGES OF ANY CHARACTER OR NATURE, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT, OR INDIRECT, AGAINST ADMINISTRATIVE Agent, any lender, THE ISSUING BANK, ANY OF their AFFILIATES OR ANY OF their OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, ATTORNEYS, consultants to attorneys OR REPRESENTATIVES OR ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (COLLECTIVELY, THE “LENDER-RELATED PARTIES”), in each case which existed, arose or occurred at any time prior to the DATE HEREOF OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE SECURED Indebtedness OR ANY LIENS OR SECURITY INTERESTS OF ADMINISTRATIVE AGENT.  IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE ADMINISTRATIVE AGENT, the CONSENTING LENDERs AND THE ISSUING BANK TO ENTER INTO THIS AMENDMENT, EACH CREDIT PARTY HEREBY KNOWINGLY AND UNCONDITIONALLY WAIVES AND FULLY AND FINALLY RELEASES AND FOREVER DISCHARGES THE LENDER-RELATED PARTIES FROM, and covenants not to sue the Lender-related parties for, ANY AND ALL SETOFFS, COUNTERCLAIMS, ADJUSTMENTS, RECOUPMENTS, CLAIMS, DEMANDS, CAUSES OF ACTION, ACTIONS, GROUNDS, CAUSES, DAMAGES, REMEDIES, COSTS AND EXPENSES OF EVERY NATURE AND CHARACTER, WHETHER CONTINGENT, NONCONTINGENT, LIQUIDATED, UNLIQUIDATED, FIXED, MATURED, UNMATURED, DISPUTED, UNDISPUTED, LEGAL, EQUITABLE, SECURED OR UNSECURED, KNOWN OR UNKNOWN, ACTUAL OR PUNITIVE, FORESEEN OR UNFORESEEN, DIRECT OR INDIRECT, ARISING OUT OF OR FROM OR RELATED TO ANY LAW, STATUTE, RULE, REGULATION, OR ANY OF THE LOAN DOCUMENTS, WHETHER AT LAW, IN EQUITY, OR OTHERWISE, WHICH any CREDIT PArTY OWNS AND HOLDS as of the date hereof, OR HAS AT ANY TIME prior to the date hereof OWNED OR HELD, SUCH WAIVER, RELEASE, DISCHARGE, AND COVENANT NOT TO SUE IS BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO.  THIS SECTION IS IN ADDITION TO ANY OTHER RELEASE, INDEMNITY, COVENANT NOT TO SUE AND WAIVER OF ANY OF THE LENDER-RELATED PARTIES BY ANY CREDIT PARTY AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, INDEMNITY, COVENANT NOT TO SUE, OR WAIVER BY ANY CREDIT PARTY IN FAVOR OF ANY OF THE LENDER-RELATED PARTIES, IT BEING THE INTENT OF THE CREDIT PARTIES THAT THIS

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RELEASE, COVENANT NOT TO SUE AND WAIVER BE AS BROAD AND INCLUSIVE AS PERMITTED BY APPLICABLE LAW.

7.Miscellaneous.  The provisions of Sections 12, 14, 15, 17 and 19 through 26 of the Forbearance Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.  Except as amended herein, the Forbearance Agreement shall remain in full force and effect on a cumulative basis in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:	APPROACH RESOURCES INC.,

a Delaware corporation

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

GUARANTORS:	APPROACH OPERATING, LLC,

a Delaware limited liability company

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

APPROACH RESOURCES I, LP,

a Texas limited partnership

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

APPROACH OIL & GAS INC.,

a Delaware corporation

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

APPROACH DELAWARE, LLC,

a Delaware limited liability company

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

APPROACH SERVICES, LLC,

a Delaware limited liability company

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

APPROACH MIDSTREAM HOLDINGS LLC,

a Delaware limited liability company

By:/s/ Sergei Krylov

Name:Sergei Krylov

Title:  President and Chief Executive Officer

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent, an Issuing Bank, and a Lender

By:/s/ David Morris

Name:David Morris

Title:Authorized Officer

CONSENTING LENDERS:	ROYAL BANK OF CANADA,

as a Lender

By:/s/ Amy G. Josephson

Name:Amy G. Josephson

Title:Authorized Signatory

FROST BANK,

as a Lender

By:/s/ Jennifer A. Crabtree

Name:Jennifer A. Crabtree

Title:Senior Vice President

WELLS FARGO BANK, N.A.,

as a Lender

By:/s/ Katherine Scalzo

Name:Katherine Scalzo

Title:Director

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Christopher Kuna

Name:Christopher Kuna

Title:Director

COMERICA BANK,

as a Lender

By:/s/ Cynthia B. Jones

Name:Cynthia B. Jones

Title:Vice President

HANCOCK WHITNEY BANK,

as a Lender

By:/s/ Eric K. Sander

Name:Eric K. Sander

Title:Vice President